Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Core Bond Portfolio Initial shares
and Service shares
and the Merrill Lynch Domestic Master Index

EXHIBIT A:

             Dreyfus Investment Portfolios, Dreyfus Investment Portfolios,
                 Core Bond Portfolio         Core Bond Portfolio            Merrill Lynch
    PERIOD         (Initial shares)            (Service shares)        Domestic Master Index *

    5/1/00             10,000                       10,000                     10,000
   12/31/00            10,861                       10,861                     10,956
   12/31/01            11,355                       11,346                     11,868
   12/31/02            12,116                       12,116                     13,103


 * Source: Lipper Inc.



Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Core Value Portfolio Initial shares
and Service shares
and the Standard & Poor's 500/BARRA Value Index


EXHIBIT A:

                Dreyfus Investment Portfolios,  Dreyfus Investment Portfolios,
     PERIOD            Core Value Portfolio      Core Value Portfolio          Standard & Poor's 500/
                         (Initial shares)          (Service shares)            BARRA Value Index *

     5/1/98              10,000                    10,000                      10,000
    12/31/98              9,441                     9,441                      10,160
    12/31/99             11,304                    11,304                      11,452
    12/31/00             12,667                    12,667                      12,149
    12/31/01             12,404                    12,404                      10,726
    12/31/02              9,516                     9,513                       8,489


 * Source: Lipper Inc.



Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
MidCap Stock Portfolio Initial shares
and Service shares
and the Standard & Poor's MidCap 400 Index

EXHIBIT A:


             Dreyfus Investment Portfolios,  Dreyfus Investment Portfolios,  Standard & Poor's
    PERIOD      MidCap Stock Portfolio       MidCap Stock Portfolio          MidCap 400 Index *
                   (Initial shares)          (Service shares)

    5/1/98             10,000                     10,000                       10,000
   12/31/98             9,747                      9,747                       10,537
   12/31/99            10,801                     10,801                       12,088
   12/31/00            11,695                     11,695                       14,205
   12/31/01            11,314                     11,302                       14,119
   12/31/02             9,901                      9,873                       12,070


 * Source: Lipper Inc.



Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Technology Growth Portfolio Initial shares and Service shares with the Standard & Poor's 500 Composite Stock Price Index and the Morgan Stanley High Technology 35 Index

EXHIBIT A:

            Dreyfus Investment Portfolios,  Dreyfus Investment Portfolios,  Standard & Poor's 500 Morgan Stanley
            Technology Growth Portfolio     Technology Growth Portfolio     Composite Stock       High Technology
   PERIOD      (Initial shares)               (Service shares)              Price Index *         35 Index **

   8/31/99          10,000                        10,000                      10,000               10,000
  12/31/99          15,560                        15,560                      11,172               15,431
  12/31/00          11,362                        11,362                      10,155               11,215
  12/31/01           7,599                         7,567                       8,949                8,533
  12/31/02           4,604                         4,572                       6,972                4,854


  * Source: Lipper Inc.
** Source: Bloomberg L.P.




Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Founders Growth Portfolio Initial shares and Service shares and the Standard & Poor's 500/BARRA Growth Index

EXHIBIT A:

              Dreyfus Investment Portfolios, Dreyfus Investment Portfolios,
              Founders Growth Portfolio      Founders Growth Portfolio      Standard & Poor's 500
    PERIOD         (Initial shares)           (Service shares)             / BARRA Growth Index *

    9/30/98            10,000                     10,000                     10,000
   12/31/98            12,720                     12,720                     12,453
   12/31/99            17,682                     17,682                     15,971
   12/31/00            13,191                     13,191                     12,445
   12/31/01            10,549                     10,531                     10,860
   12/31/02             7,569                      7,561                      8,298


  * Source: Lipper Inc.



Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Founders International Equity Portfolio Initial shares and Service shares and the Morgan Stanley Capital International World ex U.S. Index

 EXHIBIT A:

           Dreyfus Investment Portfolios,  Dreyfus Investment Portfolios,    Morgan Stanley
            Founders International         Founders International        Capital International
                Equity Portfolio            Equity Portfolio              World ex U.S. Index *
  PERIOD       (Initial shares)             (Service shares)

  9/30/98           10,000                      10,000                         10,000
 12/31/98           11,488                      11,488                         12,046
 12/31/99           18,460                      18,460                         15,410
 12/31/00           15,246                      15,246                         13,350
 12/31/01           10,739                      10,748                         10,493
 12/31/02           7,823                        7,823                          8,835


  * Source: Lipper Inc.



Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Founders Passport Portfolio Initial shares and Service shares and the Morgan Stanley Capital International World ex U.S. Index


EXHIBIT A:

           Dreyfus Investment Portfolios, Dreyfus Investment Portfolios,  Morgan Stanley
           Founders Passport Portfolio    Founders Passport Portfolio     Capital International
  PERIOD      (Initial shares)            (Service shares)                World ex U.S. Index *

  9/30/98          10,000                   10,000                          10,000
 12/31/98          11,579                   11,579                          12,046
 12/31/99          20,385                   20,385                          15,410
 12/31/00          15,134                   15,134                          13,350
 12/31/01          10,493                   10,493                          10,493
 12/31/02           8,875                    8,875                           8,835


  * Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Japan Portfolio Initial shares
and Service shares
and the Morgan Stanley Capital International Japan Index

EXHIBIT A:

          Dreyfus Investment Portfolios,  Dreyfus Investment Portfolios,  Morgan Stanley
                Japan Portfolio           Japan Portfolio                 Capital International
 PERIOD        (Initial shares)           (Service shares)                Japan Index *

 12/15/99           10,000                    10,000                      10,000
 12/31/99           10,264                    10,264                      10,621
 12/31/00            9,348                     9,348                       7,630
 12/31/01            6,741                     6,741                       5,387
 12/31/02            6,036                     6,036                       4,833


  * Source: Lipper Inc.



Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Emerging Markets Portfolio Initial shares and Service shares and the Morgan Stanley Capital International Emerging Markets Free Index

EXHIBIT A:

              Dreyfus Investment Portfolios,  Dreyfus Investment Portfolios,         Morgan Stanley
              Emerging Markets Portfolio      Emerging Markets Portfolio       Capital International
    PERIOD        (Initial shares)            (Service shares)              Emerging Markets Free Index *

   12/15/99           10,000                    10,000                                10,000
   12/31/99           10,904                    10,904                                11,272
   12/31/00            7,436                     7,436                                 7,822
   12/31/01            7,683                     7,691                                 7,636
   12/31/02            7,646                     7,646                                 7,178


  * Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Emerging Leaders Portfolio Initial shares and Service shares and the Russell 2000 Index

EXHIBIT A:

               Dreyfus Investment Portfolios,  Dreyfus Investment Portfolios,
               Emerging Leaders Portfolio      Emerging Leaders Portfolio
      PERIOD           (Initial shares)         (Service shares)               Russell 2000 Index *

     12/15/99              10,000                    10,000                       10,000
     12/31/99              10,752                    10,752                       11,132
     12/31/00              14,161                    14,161                       10,796
     12/31/01              15,398                    15,382                       11,065
     12/31/02              12,340                    12,299                        8,798


  * Source: Lipper Inc.



Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Founders Discovery Portfolio Initial shares and Service shares and the Russell 2000 Index

EXHIBIT A:

           Dreyfus Investment Portfolios,  Dreyfus Investment Portfolios,
 PERIOD    Founders Discovery Portfolio    Founders Discovery Portfolio    Russell 2000 Index *
             (Initial shares)              (Service shares)

 12/15/99         10,000                     10,000                                  10,000
 12/31/99         11,112                     11,112                                  11,132
 12/31/00          9,665                     9,665                                   10,796
 12/31/01          7,875                     7,851                                   11,065
 12/31/02          5,258                     5,242                                    8,798


  * Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios,
Small Cap Stock Index Portfolio
and the Standard & Poor's SmallCap 600 Index

EXHIBIT A:


            Dreyfus Investment Portfolios,  Standard & Poor's
  PERIOD      Small Cap Stock               SmallCap 600
              Index Portfolio                Index *

  5/1/02          10,000                     10,000
  6/30/02          9,080                     9,090
  9/30/02          7,352                     7,398
 12/31/02          7,675                     7,762


  * Source: Lipper Inc.